Investment in equity securities at fair value	12 Months Ended
Mar. 31, 2022
Investment in equity securities at fair value
Investment in equity securities at fair value
9	Investment in equity securities at fair value

		March 31,
	Note	2021	2022	2022
		RMB	RMB	US$

Listed equity securities
Cordlife Group Limited - listed on Singapore Exchange	(i)	47,249	46,618	7,354
Listed fund investment	(ii)	70,662	46,556	7,344
		117,911	93,174	14,698

Notes:

(i)

As of March 31, 2021 and 2022, the Group held 25,516,666 ordinary shares in Cordlife Group Limited (“CGL”), respectively. CGL is a provider of cord blood banking services with operations in Singapore, Hong Kong, India, Indonesia, Malaysia and the Philippines (as well as brand presence in Bangladesh, Brunei, Macau, Myanmar, Thailand and Vietnam), and is listed on the Singapore Exchange. As of March 31, 2021 and 2022, the Group’s equity interest in CGL was approximately 10.0%.

(ii)	As of March 31, 2021 and 2022, the Group held an investment in industry specific fund which are classified as equity securities measured at fair value since they have readily determinable fair value.

As of March 31, 2021 and 2022, the cost basis of the investments in equity securities was RMB100,213 and the aggregate fair value was RMB117,911 and RMB93,174 (US$14,698), respectively. Decreases in fair value of equity securities of RMB13,172 and RMB20,391 (US$3,217) for the years ended March 31, 2020 and 2022, and increase in fair value of equity securities of RMB25,385 for the year ended March 31, 2021 were recognized as other (expenses)/income, through net income.

Dividends received from CGL during the years ended March 31, 2020, 2021 and 2022 of RMB507, RMB1,281 and RMB1,120 (US$177), respectively, were recorded in dividend income in the consolidated statements of comprehensive income.